UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 7, 2008

                          COMVERSE TECHNOLOGY, INC.
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            (Exact name of registrant as specified in its charter)

         NEW YORK                                          13-3238402
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     (State or other jurisdiction of                   (I.R.S.  Employer
     incorporation or organization)                    Identification No.)

                         810 SEVENTH AVENUE
                         NEW YORK, NEW YORK                    10019
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                        (Address of principal                (Zip Code)
                         executive offices)

       Registrant's telephone number, including area code: 212-739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)   Compensatory Arrangements of Certain Officers

On March 7, 2008, the Board of Directors of Comverse Technology, Inc. (the "Company"), upon recommendation by its Compensation Committee, made determinations with respect to the compensation of Avi Aronovitz, the Company's interim Chief Financial Officer, Vice President - Finance and Treasurer, Lance Miyamoto, the Company's Executive Vice President, Global Head of Human Resources, and Cynthia Shereda, the Company's Executive Vice President, General Counsel and Secretary, for the fiscal year ended January 31, 2008 ("Fiscal 2007") and the fiscal year ending January 31, 2009 ("Fiscal 2008").

The Board of Directors approved Fiscal 2007 bonus payouts to each of Mr. Aronovitz, Mr. Miyamoto and Ms. Shereda in the amount of $350,000, $285,000 and $240,000, respectively. In addition, the Board of Directors approved the grant of deferred stock units under the Company's 2005 Stock Incentive Compensation Plan to Mr. Aronovitz, Mr. Miyamoto and Ms. Shereda in the amounts of 30,000 units, 40,000 units and 25,000 units, respectively. Each deferred stock unit represents the right to receive one share of common stock, $0.01 par value per share, of the Company ("Common Stock"). One-third (1/3) of the units granted shall vest, and shares of Common Stock in respect thereof delivered, on each of March 7, 2009, March 7, 2010 and March 7, 2011, subject to accelerated vesting under certain circumstances.

In respect of Fiscal 2008, the salaries for Mr. Aronowitz, Mr. Miyamoto and Ms. Shereda were unchanged and the Board of Directors set the on target bonus opportunity for such executives at $400,000, $300,000 and $300,000, respectively. The payment of on target bonuses for Fiscal 2008 will depend on the Company's financial performance, based on annual revenue, operating income and cash flow targets and individual performance, with the portions of the bonus payout based on the Company's financial performance and individual performance varying based on the executive's responsibilities.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMVERSE TECHNOLOGY, INC.

                                      By:      /s/ Cynthia Shereda
                                           -------------------------------------
                                      Name:    Cynthia Shereda
                                      Title:   Executive Vice President,
                                               General Counsel and Secretary


March 13, 2008